SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 21, 2004
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                       SANGUI BIOTECH INTERNATIONAL, INC.
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             (Exact name of Registrant as specified in its charter)

                                    Colorado
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          (State or other jurisdiction of Incorporation or organization


              000-21271                                 84-1330732
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      (Commission File Number)              (I.R.S. Employer Identification No.)

                Alfred-Herrhausen-Str. 44, 58455 Witten, Germany
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               (Address of principal executive offices)(Zip Code)

                               011-49-2302-915-204
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 9.  Regulation FD Disclosure

     Sangui BioTech and German Pharmaceutical Company Plan Joint Development of Haemoglobin Wound Spray

     On June 21, 2004 Sangui Biotech International, Inc. (NASD OTCBB: SGBI) issued a press release announcing that a renowned German medium sized pharmaceutical company and SanguiBioTech GmbH of Witten, Germany, a wholly owned subsidiary of Sangui BioTech International, Inc., have declared their intention to jointly develop a haemoglobin wound spray based on Sangui's artificial oxygen carrier for the treatment of chronic wounds. The product has undergone a number of initial clinical experiments which give rise to the expectation that the new product may revolutionize the treatment of chronic wounds.

Under the proposed agreement, the pharmaceutical company will acquire the pertinent know-how, rights and patents from Sangui. The partners plan to jointly prepare and promote international regulatory clearance of the haemoglobin wound spray as a pharmaceutical, which then will be internationally marketed by the pharmaceutical company. Sangui will participate in future sales of the product through royalties. Both companies expect to sign the contract after approval by the Supervisory Boards in August, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished under "Item 2. Management's Discussion and Analysis of Financial Condition" in accordance with SEC Release No. 33-8216. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.


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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

                                            Sangui Biotech International, Inc.
                                           (Registrant)


Date: June 21, 2004                         /s/ Wolfgang Barnikol
                                            ----------------------------
                                            By: Wolfgang Barnikol
                                            Its: President, CEO and CFO


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                                INDEX TO EXHIBITS


Exhibit Number               Exhibit
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      99.1                Press Release dated June 21, 2004*

* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.